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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2004

HOMESTAR MORTGAGE ACCEPTANCE CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Asset-Backed Pass- Through Certificates, Series 2004-3)


                       Homestar Mortgage Acceptance Corp.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    333-116235                 90-0098699
        --------                    ----------                 ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)

W. 115 Century Road
Paramus, New Jersey                                             07652
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(Address of Principal                                        (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (201) 225-2006

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HOMESTAR MORTGAGE ACCEPTANCE CORP.


                                           By: /s/ Frank Plenskofski
                                              ----------------------------------
                                           Name:    Frank Plenskofski
                                           Title:   Vice President and Treasurer

Dated: July 8, 2004



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                                   EXHIBIT 8.1